SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):  December 1, 2000


                            Balanced Care Corporation

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     1-13845                  25-1761898
----------------------------         --------------          -------------------
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)



1215 Manor Drive, Mechanicsburg, PA                         17055
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Address of principal executive offices)                  (Zip code)



Registrant's telephone number, including area code: 717-796-6100


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Item 5.  Other Events.
         -------------

                  On November 6, 2000, Balanced Care Corporation (the "Company") entered into a letter agreement (the "Letter Agreement") with IPC Advisors S.a.r.l. ("IPC Advisors"), based on the considerations of a special committee of certain of the independent directors of the Board of Directors of the Company (the "Special Committee"), pursuant to which, among other things, IPC Advisors indicated that it would consider making an offer of $1.00 per common share in cash for the entire equity interest in the Company not already owned by IPC Advisors, subject to the completion of due diligence satisfactory to IPC Advisors in its sole discretion, and to the negotiation and execution of mutually satisfactory definitive documentation (the "Proposed Offer").

                  On December 1, 2000, IPC Advisors advised the Company and the Special Committee in writing that IPC Advisors had determined not to proceed with the Proposed Offer, and the Company and IPC are no longer in negotiation regarding a possible transaction.

                  On December 4, 2000, the Board of Directors of the Company authorized a special committee to pursue and evaluate the strategic alternatives available to the Company to enable it to meet its business plan. While management believes there are strategic alternatives available to the Company, there is no assurance that is the case, or that the alternatives will not be dilutive to existing stockholders. The inability of the Company to obtain additional capital could have a material adverse effect on the Company's business, results of operations and financial condition.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

        (a)      Financial statements of businesses acquired.

                 Not applicable.

        (b)      Pro forma financial information.

                 Not applicable.

        (c) Exhibits. The following Exhibits are filed with this Current Report on Form 8-K:

                  Exhibit No.               Description
                  -----------               -----------

                  99.1                      Press Release dated December 5, 2000
                                            (filed herewith)



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Balanced Care Corporation

Date:  December 5, 2000                     By:   /s/ Clint T. Fegan
                                                  ------------------------------
                                                  Clint T. Fegan
                                                  Chief Financial Officer



                               Page 3 of 3 pages.
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                                  EXHIBIT INDEX
                                  --------------


          Exhibit No.      Description
          -----------      -----------

            99.1           Press Release dated December 5, 2000 (filed herewith)



                               Page 4 of 4 pages.